                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 28, 2003

             (Exact name of registrant as specified in its charter)

                       VALLEY NATIONAL GASES INCORPORATED


         PENNSYLVANIA                  000-29226                 23-2888240
(State or other jurisdiction          (Commission               (IRS Employer
      or incorporation)               File Number)           Identification No.)


200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                                15301
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code:  (724) 228-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 28, 2003, Valley National Gases Incorporated ("VNG") engaged the services of PricewaterhouseCoopers LLP as its new independent auditors. The engagement was approved by VNG's Board of Directors upon the recommendation of its Audit Committee. PricewaterhouseCoopers LLP will audit the financial statements of VNG for the fiscal year ending June 30, 2003.

         During VNG's two most recent fiscal years ended June 30, 2002, and the subsequent interim period through December 31, 2002, VNG did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2003


                                    VALLEY NATIONAL GASES INCORPORATED



                                    /s/ Robert D. Scherich
                                    -------------------------------------------
                                    Robert D. Scherich, Chief Financial Officer



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